Statements of Partners' Equity (Deficit) (USD $)	General Partners	Limited Partners	Total
Beginning Balance at Dec. 31, 2009	$ (86,543)	$ 2,209,201	$ 2,122,658
Net Income Allocation	6,674	660,728	667,402
Distributions	8,243	816,011	824,254
Ending Balance at Dec. 31, 2010	(88,112)	2,053,918	1,965,806
Net Income Allocation	5,812	576,387	582,209
Distributions	6,056	599,512	605,568
Ending Balance at Dec. 31, 2011	$ (88,346)	$ 2,030,793	$ 1,942,447